UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Sunbelt Rentals Holdings, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You invested in SUNBELT RENTALS HOLDINGS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 1, 2026.

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 18, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	September 1, 2026 11:30 AM EDT

Virtually at: www.virtualshareholdermeeting.com/SUNB2026

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of the ten nominees named in the accompanying proxy statement to Sunbelt’s Board of Directors.

Nominees:

1a.	Paul Walker	For

1b.	Brendan Horgan	For

1c.	Nando Cesarone	For

1d.	Angus Cockburn	For

1e.	Jill Easterbrook	For

1f.	Cynthia Jamison	For

1g.	Renata Ribeiro	For

1h.	Ekta Singh-Bushell	For

1i.	James Singleton	For

1j.	Roy Twite	For

2.	Approval of a non-binding, advisory resolution regarding the compensation paid to Sunbelt’s named executive officers.	For

3.	Approval of a non-binding, advisory resolution regarding the frequency of future stockholder advisory votes on executive compensation.	Year

4.	Ratification of the appointment of PricewaterhouseCoopers LLP as Sunbelt’s independent registered public accounting firm for fiscal 2027.	For

NOTE: Transact any other business as may properly be brought before the meeting and any adjournment or postponement thereof.

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